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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Rag Shops, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RAG SHOPS, INC.
111 Wagaraw Road
Hawthorne, NJ 07506

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, JANUARY 13, 2004

To the Stockholders of
RAG SHOPS, INC.:

        Notice is hereby given that the 2004 Annual Meeting of Stockholders of Rag Shops, Inc., a Delaware corporation (the "Company"), will be held at 9:30 a.m. (Eastern Standard Time) on Tuesday, January 13, 2004, at the Regency House Hotel, 140 Highway 23 North, Pompton Plains, New Jersey, to consider and vote upon:

  1.
  Election of two existing Directors for a three-year term.

  2.
  Ratification of the selection by the Board of Directors of Grant Thornton LLP as independent public accountants for the Company's 2004 fiscal year.

  3.
  Any other business that may properly come before the meeting.

        The Board of Directors has fixed the close of business on December 10, 2003, as the record date for the determination of stockholders entitled to receive notice of and to vote at said meeting. Stock transfer books will not be closed. We describe the above proposals in greater detail in the attached Proxy Statement which we encourage you to review for further information.

        To assure representation of your shares, YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

        If your shares are held of record by a broker, bank, or other nominee and you wish to vote your shares at the meeting, you must obtain and bring to the meeting a letter from the broker, bank, or other nominee confirming your beneficial ownership of the shares.

By Order of the Board of Directors
/s/ DORIS BERENZWEIG Doris Berenzweig Secretary

Hawthorne, New Jersey
December 15, 2003

RAG SHOPS, INC.
111 Wagaraw Road
Hawthorne, NJ 07506

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
to be held on January 13, 2004

        The proxy accompanying this Proxy Statement is solicited by the Board of Directors of Rag Shops, Inc. (the "Company"). All proxies in the accompanying form, which are properly executed and duly returned, will be voted at the Annual Meeting of Stockholders to be held on Tuesday, January 13, 2004, at 9:30 a.m., eastern standard time, at the Regency House Hotel, 140 Highway 23 North, Pompton Plains, New Jersey, for the purposes set forth in the accompanying Notice of Annual Meeting.

ABOUT THE MEETING

When is the Proxy Statement being mailed?

This Proxy Statement is first being mailed on or about December 15, 2003 to our stockholders by our Board of Directors to solicit proxies for our use at the Annual Meeting.

When is the Annual Meeting and where will it be held?

The Annual Meeting will be held on Tuesday, January 13, 2004, at 9:30 a.m., eastern standard time, at the Regency House Hotel, 140 Highway 23 North, Pompton Plains, New Jersey.

Who may attend the Annual Meeting?

All of our stockholders may attend the Annual Meeting.

Who is entitled to vote?

Stockholders as of the close of business on December 10, 2003 are entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote.

On what am I voting?

You will be voting on:

  •
  The election of two directors, each for a three-year term;

  •
  Ratification of the selection by the Board of Directors of Grant Thornton LLP as independent public accountants for the Company's 2004 fiscal year; and

  •
  Such other business as may properly come before the Annual Meeting or any adjournments thereof.

How do I vote?

You may vote by either attending the Annual Meeting or signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope. We encourage you to complete and send in your proxy card. All shares represented by valid proxies, unless the stockholder otherwise specifies, will be voted:

  •
  "FOR" the election of each of the persons identified in "Proposal For Election of Directors" as nominees for election as directors; and

  •
  At the discretion of the proxy holders with regard to any other matter that may properly come before the Annual Meeting.

If you properly specify how your proxy is to be voted, your proxy will be voted accordingly. If you sign and send in your proxy but do not indicate how you want to vote, your proxy will be counted as a vote for each of the nominees for election as directors.

If I abstain from voting or withhold authority to vote for any director nominee, will my shares be counted in the vote?

If you abstain from voting or elect to withhold authority to vote for any director nominee, your shares will not be counted in the vote for that nominee.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

Your broker has limited discretion to vote street name shares without your instructions. For example, your broker could vote your shares without your instructions on the proposal for election of directors but is not required to do so. To be sure your shares are voted, you should instruct your broker to vote your shares using the instructions provided by your broker. If you do not instruct your broker on how to vote your shares, your shares may not be counted in the vote on the proposal for election of directors.

Can I change my vote after I mail my proxy?

Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. You may revoke your proxy by:

  •
  delivering, no later than 5:00 p.m., eastern standard time, on January 12, 2004, written notice of revocation to Continental Stock Transfer and Trust Company, 17 Battery Place South, New York, New York 10004; or

  •
  attending the Annual Meeting and voting in person. Your attendance alone will not revoke your proxy. You must also vote in person at the Annual Meeting.

If you instruct a broker to vote your shares, you must follow your broker's directions for changing those instructions.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it is because your shares are in more than one account. You will need to sign and return all proxy cards to ensure that all of your shares are voted.

Who will count the vote?

Representatives of Continental Stock Transfer and Trust Company, our transfer agent, will tabulate the votes and act as inspectors of election.

What constitutes a quorum?

As of December 10, 2003, the record date, 4,797,983 shares of our common stock were issued and outstanding. A majority of the issued and outstanding shares, present or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If you submit a properly executed proxy card, then your shares will be counted as part of the quorum. Votes that are withheld and broker non-votes will be counted towards a quorum but will be excluded from any vote.

What is the required vote for election of each director?

The required vote for election of each director is a plurality of the votes of the shares of common stock having voting power present or represented by proxy at the Annual Meeting.

What vote is required?

The affirmative vote of a majority of the total shares of common stock represented in person or by proxy at the Annual Meeting is required for the election of directors and the ratification of the appointment of independent public accountants.

How are abstentions and broker non-votes counted?

Since only affirmative votes are counted as votes in favor of these matters, abstentions and broker non-votes have the same effect as votes against these matters.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table sets forth information, as of December 10, 2003, as to the beneficial ownership of Common Stock (including shares which may be acquired within sixty days pursuant to stock options) of each director of the Company, each nominee for Director and each executive officer of the Company listed in the Summary Compensation Table below, all Directors and executive officers as a group and persons known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock. Unless otherwise indicated, the address of each person below is care of the Company, 111 Wagaraw Road, Hawthorne, New Jersey 07506-2711.

Name of Owner	Shares of Common Stock Beneficially Owned		Percentage of Class
Stanley Berenzweig	1,237,807	(1)	25.3%
Doris Berenzweig	1,066,942	(1)	21.8%
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue 11th Floor Santa Monica, CA 90401	308,460	(2)	6.4%
Peter S. Lynch 82 Devonshire Street, S8A Boston, MA 02109	262,100	(3)	5.5%
Judith Lombardo	196,125	(4)	4.1%
Steven B. Barnett	196,125	(4)	4.1%
Jeffrey C. Gerstel	39,060	(5)	*
Alan C. Mintz	2,100		*
Fred J. Damiano	1,050		*
Mario Ciampi	1,000		*
Leonard M. Settanni	10,000	(6)	*
Bruce J. Miller	10,400	(7)	*
Patricia A. Dahlem	—		*
All Directors, nominees and executive officers as a group (10) persons	2,657,709		53.4%

(1)
Excludes shares held by spouse and includes 102,900 shares beneficially owned by the Stanley and Doris Berenzweig Charitable Foundation, Inc. of which Mr. and Mrs. Berenzweig are trustees. Mr. and Mrs. Berenzweig each disclaim beneficial ownership of the shares held by the other and by the Foundation.

(2)
Based solely upon information set forth in a Schedule 13G filed with the Securities and Exchange Commission, dated February 3, 2003.

(3)
Based solely upon information set forth in a Schedule 13G filed with the Securities and Exchange Commission, dated February 12, 2003.

(4)
Includes 15,000 shares subject to presently exercisable stock options at $2.34 per share.

(5)
Includes 25,360 shares subject to presently exercisable stock options at $3.006 per share.

(6)
Represents shares subject to presently exercisable stock options at $3.188 per share.

(7)
Includes 3,500 shares subject to presently exercisable stock options at $2.375 per share and 3,900 shares subject to presently exercisable stock options at $1.86 per share.

*    Less than 1 percent.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The Company's Certificate of Incorporation provides for the division of the Company's Board of Directors into three classes whose respective three-year terms of office expire in different years. Each year the Directors in one class are elected to serve for a term of three years. The Company's Class I Directors have terms expiring at the 2004 Annual Meeting, and until their respective successors are fully elected and qualified. The officers of the Company are appointed by the Board of Directors to hold office until their successors are duly elected and qualified. Vacancies on the Board of Directors are filled by the remaining Directors. The nominees have indicated their willingness to serve as members of the Board if elected; however, in case any nominee becomes unavailable for election to the Board for any reason not presently known or contemplated, the proxy holders have discretionary authority to vote proxies for a substitute nominee or nominees.

        Certain information regarding the two nominees for election as Class I Directors at this year's Annual Meeting is set forth below.

Name	Age	Position
Stanley Berenzweig	83	Chairman of the Board, Chief Executive Officer and Class I Director
Fred J. Damiano	59	Class I Director

        Stanley Berenzweig, who co-founded the Company in 1963, has been Chairman of the Board of the Company since August 1986, Chief Executive Officer and Director since April 1991 and Chief Operating Officer of the Company from September 1994 to April 1995 and November 2000 to August 2001.

        Fred J. Damiano has been a Director of the Company since April 1991. He has been a Vice President for Baby Boom Consumer Products, Inc., which licenses consumer products for infants and toddlers, since February 2003 and prior to that was an Executive Vice President of Haband Company, Inc., a direct marketer of clothing, since 1981 and President of Fashion Outlets, Inc., a retail clothing operation, since October 1990, both positions from which Mr. Damiano retired in 2002.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE TWO DIRECTORS.

DIRECTORS CONTINUING IN OFFICE
AND EXECUTIVE OFFICERS

        Certain information regarding Directors who are not standing for election at this year's Annual Meeting and executive officers who are not Directors is set forth below:

Name	Age	Position
Jeffrey C. Gerstel	39	President, Chief Operating Officer and Class II Director
Judith Lombardo	55	Senior Vice President and Class II Director
Steven B. Barnett	56	Executive Vice President, Treasurer and Class III Director
Alan C. Mintz	71	Class III Director
Mario Ciampi	43	Class II Director
Doris Berenzweig	79	Secretary
Patricia A. Dahlem	55	Vice President
Bruce J. Miller	48	Vice President
Leonard M. Settanni	61	Vice President
John Alberto	49	Vice President

        Jeffrey C. Gerstel joined the Company in September 2001 as the President and Chief Operating Officer. Mr. Gerstel was formerly Executive Vice President of The Parts Plus Group, Inc., a distributor and retailer of automotive parts and accessories, from 1997 to 2001. Prior thereto, from 1990 to 1997, Mr. Gerstel was with Family Bargain Corporation (which changed its name to Factory 2-U Stores, Inc.) where he served in several executive operational and financial positions including Executive Vice President.

        Judith Lombardo, who joined the Company in 1966, has been a Senior Vice President of the Company since August 1986 and a Director since April 1991. Ms. Lombardo was a Vice President from 1982 to 1986, and prior to 1982, she served the Company in various capacities in merchandising, advertising and store operations.

        Steven B. Barnett, who joined the Company in 1984, has been Executive Vice President of the Company since July 2000 and Treasurer and a Director of the Company since April 1991. Mr. Barnett was the Chief Financial Officer of the Company from August 1986 to July 2000. From August 1986 to April 1991, Mr. Barnett was a Vice President of the Company and from December 1984 to August 1986 he was the Controller.

        Alan C. Mintz, a Certified Public Accountant, has been a Director of the Company since April 1991 and was a partner in the firm of Mintz Rosenfeld & Company LLC, Certified Public Accountants, and its predecessors from 1957 to the date of his retirement on December 31, 2000. While a partner with the firm, Mr. Mintz rendered tax and consulting services to the Company through Mintz Rosenfeld & Company LLC.

        Mario Ciampi has been the Senior Vice President of Store Development and Logistics for The Children's Place Retail Stores, Inc. since March 1996 and prior to that was a private consultant to the retail industry.

        Doris Berenzweig, who is a co-founder of the Company, has been the Secretary of the Company since its inception and was a Director from that time until April 1991.

        Patricia A. Dahlem, who joined the Company in February 2002 as Vice President of Human Resources, served in the same capacity from 1991 to 2001 with Pergament Home Centers, a retail chain in the tri-state area. Prior to Pergament, Ms. Dahlem was Director of Executive Placement for Bloomingdale's, a Division of Federated Department Stores.

        Bruce J. Miller, who joined the Company in 1993, has been Vice President Merchandising since May of 2000. From 1993 to 1997 Mr. Miller was a Merchandise Manager for the Company. Prior to 1993 Mr. Miller served in various capacities in merchandising at Consumers Distributing, a catalog retailer.

        Leonard M. Settanni, who joined the Company in January 1995 as Vice President of Management Information Systems, was formerly Vice President of Management Information Systems of Mothercare Stores, a maternity and children's specialty store retail chain, from July 1988 to April 1994.

        John Alberto, who joined the Company in December 2002 as a District Manager, has been Vice President of Store Operations since July 2003. From 2001 to 2002 Mr. Alberto was a General Store Manager with Expo Design Center, a Home Depot Company. Prior thereto, from 1976 to 2001, Mr. Alberto was with Pergament Home Centers where he served in merchandising and store operations positions, including Vice President of Store Operations.

        Stanley Berenzweig and Doris Berenzweig are husband and wife.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely on material provided to the Company, we believe that during fiscal year 2003, all filing requirements applicable to Directors, executive officers and 10% stockholders of the Company were timely filed with the Securities and Exchange Commission.

DIRECTORS' MEETINGS

        The Board of Directors met four times during fiscal year 2003. Each Director attended more than 75% of the combined number of meetings of both the Board of Directors and of any committees of the Board on which the Director served.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors has established Compensation, Audit and Option Committees. The Compensation Committee consists of Fred J. Damiano, Alan C. Mintz and Stanley Berenzweig, each of the Audit Committee and the Option Committee consists of Mario Ciampi, Fred J. Damiano and Alan C. Mintz. The Audit Committee met six times, the Compensation Committee met once and the Option Committee met twice in fiscal 2003.

        The Audit Committee reviews and examines detailed reports of the Company's independent public accountants; consults with the independent public accountants regarding internal accounting controls, audit results and financial reporting procedures; recommends the engagement and continuation of engagement of the Company's independent public accountants; and meets with, and reviews and considers recommendations of, the independent public accountants.

        The Option Committee administers the 2002 Stock Option Plan and the 1999 Incentive Stock Award Plan (collectively hereinafter referred to as the "Plans") and, to the extent provided by such Plans, determines the persons to whom options or awards are granted, the exercise price, term and number of shares covered by each option or award and the type of option or award to be granted. In addition, the Option Committee exercises all discretionary power regarding the Plans' operation.

        The Compensation Committee reviews the performance of senior management and key employees whose compensation is the subject of review and approval by the Committee; periodically reviews and recommends to the Board of Directors compensation arrangements for senior management and key employees; and periodically reviews the main elements of and administers the Company's compensation and benefit programs, other than the 2002 Stock Option Plan and the 1999 Incentive Stock Award Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the total annual compensation paid or accrued by the Company for services in all capacities for the Chief Executive Officer and all executive officers of the Company who were serving as such at the end of fiscal year 2003 (the year ended August 30, 2003) whose aggregate compensation exceeded $100,000.

Long Term Compensation
Annual Compensation
Name and Principal Position
	Year	Salary ($)	Bonus ($)	Option Awards (#)
Stanley Berenzweig, Chief Executive Officer	2003 2002 2001	175,000 175,000 175,000	-0- -0- -0-	-0- -0- -0-
Jeffrey C. Gerstel, President	2003 2002	200,000 192,308	-0- 20,080	63,400 -0-
Steven B. Barnett, Executive Vice President	2003 2002 2001	145,000 145,000 145,000	-0- -0- -0-	-0- -0- -0-
Judith Lombardo, Senior Vice President	2003 2002 2001	145,000 145,000 145,000	-0- -0- -0-	-0- -0- -0-
Bruce J. Miller, Vice President	2003 2002 2001	125,000 125,000 125,000	-0- -0- -0-	-0- -0- -0-
Leonard M. Settanni, Vice President	2003 2002 2001	130,000 130,000 127,981	-0- -0- -0-	-0- -0- -0-
Patricia A. Dahlem, Vice President	2003	120,000	-0-	10,000

Option Grants in Last Fiscal Year

        The following table contains information concerning stock options granted during fiscal 2003 to the Company's officers:

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
		Percent of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted
Name			Exercise or Base Price (per share)	Expiration Date
					5%	10%
Jeffrey C. Gerstel	63,400	57.8	$3.006	May 8, 2013	$119,855	$303,736
Patricia A. Dahlem	10,000	9.1	3.006	May 8, 2013	18,905	47,908
John Alberto	10,000	9.1	3.650	August 11, 2013	22,955	58,172

(1)
These amounts are the gain based on annual compound stock appreciation rates of 5% and 10% over the full ten year term of the options. The 5% and 10% annual compound stock appreciation rates are prescribed by the Securities and Exchange Commission rules. Actual gains, if any, to the optionee are only possible with an increase in the Common Stock price, which will benefit all shareholders.

Option Exercises and Fiscal Year-End Value Table

        The table set forth below shows the value of unexercised options held by the executive officers during fiscal year 2003.

			Value of Unexercised Shares Underlying In-the-Money Options 8/30/03 ($)(1)
	Number of Shares Underlying Unexercised Options 8/30/03
					Shares Acquired on Exercise
Name						Value Realized
	Exercisable	Unexercisable	Exercisable	Unexercisable
Stanley Berenzweig	-0-	-0-	N/A	N/A	N/A	N/A
Jeffrey C. Gerstel	-0-	63,400	-0-	92,184	-0-	-0-
Steven B. Barnett	15,000	-0-	31,800	-0-	-0-	-0-
Judith Lombardo	15,000	-0-	31,800	-0-	-0-	-0-
Bruce J. Miller	7,400	2,600	17,438	6,760	-0-	-0-
Leonard M. Settanni	10,000	-0-	12,720	-0-	-0-	-0-
Patricia A. Dahlem	-0-	10,000	-0-	14,540	-0-	-0-
John Alberto	-0-	10,000	-0-	8,100	-0-	-0-

(1)
The closing price of the Common Stock on August 29, 2003 was $4.46.

Compensation Committee Interlocks and Insider Participation

        Messrs. Berenzweig, Damiano and Mintz were members of the Compensation Committee in fiscal year 2003. Mr. Berenzweig is the Chief Executive Officer of the Company. The Company has leased its principal offices and its Hawthorne, New Jersey store (the "Lease") from Momar Realty L.L.C. ("Momar"), the two members of which are Stanley Berenzweig and Doris Berenzweig. The offices and store are located in a strip shopping center which was owned by Momar until January 31, 2003 when Momar sold the shopping center to an unaffiliated third party. There were no changes to the Lease as a result of the sale. The initial term of the Lease commenced on March 1, 1991, expires on February 28, 2006 and provides for payment of an aggregate of $268,612 of basic rent for each of the last five years of the Lease together with a proportionate share of the costs of maintaining common areas, insurance, real estate taxes, and other operating costs associated with the strip shopping center. During fiscal year 2003, the Company paid Momar an aggregate of $172,087 of rent for these facilities. The Company believes that the terms of the Lease when the premises were owned by Momar were no less favorable to the Company than would have been the case under terms obtained from an unaffiliated third party.

        In addition, the Company, from time to time, receives tax, accounting and other financial consulting services from Mintz Rosenfeld & Company LLC, Certified Public Accountants ("Mintz Rosenfeld"). Mr. Mintz is a former partner of Mintz Rosenfeld who retired from the firm on December 31, 2000. During fiscal year 2003, Mintz Rosenfeld received $52,766 for services rendered to the Company.

Board Compensation Committee Report on Executive Compensation

        Decisions on compensation of the Company's executive officers generally are made by the Compensation Committee of the Board. The Compensation Committee is not responsible for the administration or determination of grants to be made under the Company's 2002 Stock Option Plan or the 1999 Incentive Stock Award Plan (collectively hereinafter referenced to as the "Plans"). Decisions on awards under these Plans are made solely by the Option Committee. Pursuant to rules of the Securities and Exchange Commission designed to enhance disclosure of companies' policies toward executive compensation, there is set forth below a report submitted by Messrs. Berenzweig, Mintz and Damiano, in their capacities as the members of the Board's Compensation Committee, and

Messrs. Mintz, Ciampi and Damiano, in their capacities as the members of the Board's Option Committee, addressing the Company's compensation policies for fiscal year 2003 as they affected the Company's executive officers generally (including the executive officers set forth in the Summary Compensation Table above), and as they affected Mr. Berenzweig in his capacity as Chief Executive Officer of the Company.

Background

        In June 1991, the Company consummated its initial public offering ("IPO"). In contemplation of the IPO, the Company's executive compensation levels, plans and policies that have been followed subsequent to the IPO were established. As part of this process, initial salaries were established and in January 2003 the 2002 Stock Option Plan was adopted. The annual salaries of the individuals listed in the Summary Compensation Table (other than Bruce J. Miller and Leonard M. Settanni) have not been increased since the IPO or their date of employment, if later. Effective January 1, 1999 base salary increase was effected for Mr. Settanni from $110,000 to $115,000. Effective November 13, 2000 a further base salary increase was effected for Mr. Settanni from $115,000 to $130,000. Further, Stanley Berenzweig, Steven B. Barnett and Judith Lombardo were not paid any bonuses since fiscal year 1993 in light of the Company's financial performance. In connection with his appointment as President of the Company on September 17, 2001, the Board approved compensation for Mr. Gerstel consisting of a base salary of $200,000 and a two-year bonus agreement. The bonus agreement provides for the payment of additional compensation to Mr. Gerstel consisting of 5% of the improvement in the Company's pretax earnings measured year-to-year and is capped at 25% of base compensation for each year of the agreement.

Components of Executive Compensation

        The primary component of the compensation of the Company's executive officers for fiscal year 2003 consisted of salary. Bonuses were also potentially available.

        The salaries of Messrs. Berenzweig, Barnett, Gerstel, Miller, Settanni and Alberto and Mses. Dahlem and Lombardo were set by the Compensation Committee and approved by the Board of Directors.

Compensation Policies Toward Executive Officers

        The Company's compensation policy toward executive officers is to base compensation on the perceived value of each executive officer considering such factors, which tend to be subjective, as the officer's ability to contribute to the Company's growth, efficiency and performance and the level of responsibility given to the officer.

Relationship of Corporate Performance to Executive Compensation

        Any portion of compensation represented by stock options is directly related to future corporate performance. Stock option grants tie that portion of executive compensation attributable to the stock options to stock performance, since the options will only have value if and to the extent the market price of the Company's stock increases over the exercise price of the options. The Company's policy with respect to stock options is to use stock option grants to retain executives and motivate them to improve the Company's overall performance with the expectation that the value of the Company's Common Stock will thereafter increase. In determining the size of grants, the Option Committee considers various factors, including the relative position of the grantee and the grantee's perceived ability to influence the Company's performance, which tend to be subjective determinations.

Chief Executive Officer Compensation

        Mr. Berenzweig's initial salary and bonus were specified in his employment agreement which was entered into in connection with the IPO and has since expired. This initial compensation package was designed to be competitive with compensation packages offered to other chief executive officers of leading specialty retailers and recognized the compensation arrangement that had been in place prior to the IPO. Mr. Berenzweig's salary has remained the same since the expiration of his employment agreement until January 28, 1996, when it was voluntarily and temporarily reduced by Mr. Berenzweig by 10%. This voluntary reduction was restored by 5% on each of January 27, 1997 and January 19, 1998 when it was restored to the full salary before the voluntary reduction. Further, as noted above, no bonus has been received by Mr. Berenzweig since fiscal year 1993.

STANLEY BERENZWEIG        FRED DAMIANO        ALAN MINTZ
Members of the Compensation Committee

FRED DAMIANO        ALAN MINTZ        MARIO CIAMPI
Members of the Option Committee

Common Stock Performance Graph

        The following line graph compares the cumulative total annual stockholder return on the Company's Common Stock during the past five fiscal years, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total monthly return of the S&P 500 Index and the S&P Retail-Specialty Index. The graph is based on the assumption that $100 was invested on August 31, 1998 in the Company's Common Stock, the S&P 500 Index and the S&P Retail-Specialty Index. We paid no cash dividends during such five-year period.

INDEXED RETURNS

		Years Ending
Company/Index	Base Period Aug 98
		Aug 99	Aug 00	Aug 01	Aug 02	Aug 03
RAG SHOPS, INC.	100	87.07	102.44	92.20	174.15	182.75
S&P 500 INDEX	100	139.82	162.64	122.98	100.85	113.02
S&P SPECIALTY STORES INDEX	100	82.82	75.58	96.38	96.18	135.94

DIRECTOR FEES

        Directors who are employees of the Company receive no additional compensation for services as a director. Directors not so employed receive an annual retainer of $5,000 and fees of $1,250 for each Board meeting attended, with no additional compensation for committee meetings attended. Audit Committee members receive $500 for each Audit Committee meeting attended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        See "Directors Continuing in Office and Executive Officers", and "Compensation Committee Interlocks and Insider Participation".

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF
INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has selected Grant Thornton LLP ("Grant Thornton") to serve as the independent public accountants of the Company for the fiscal year ending August 28, 2004. This selection will be submitted for ratification at the Annual Meeting. Representatives of Grant Thornton are expected to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY'S 2004 FISCAL YEAR.

AUDIT COMMITTEE REPORT

        In the course of the fiscal year and in preparation for the Annual Meeting, the Audit Committee has met, reviewed and discussed the audited financial statements with management; discussed with the independent auditors the relevant auditing standards as they apply to the Company; received from the Company's independent accountants the written disclosures and recommendations required to be provided to the Company by Statement on Auditing No. 61 (Communication with Audit Committees); and has discussed with the independent accountant these matters as well as the accountants independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Based on the foregoing, the Audit Committee members recommended to the entire Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ending August 30, 2003.

        The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs Audit Committee composition, including the requirement that the Audit Committee be comprised of at least three members who are "independent" Directors, as that term is defined by

NASD Rule 4200(a)(14). In 2000, the Audit Committee and the Board of Directors approved and adopted an Audit Committee Charter, which was attached to the Company's Proxy Statement for its Annual Meeting held January 25, 2001.

        MARIO CIAMPI        FRED DAMIANO        ALAN MINTZ
Members of the Audit Committee

RELATIONSHIP WITH INDEPENDENT AUDITORS

        Grant Thornton serves as the Company's independent certified public accountants. It is the Company's current intention to engage Grant Thornton to act as its independent auditors for the current fiscal year which ends on August 28, 2004 subject to approval by the Board of Directors of a final fee proposal from such auditors. Grant Thornton has audited the Company's consolidated financial statements for the fiscal years ended August 30, 2003 and August 31, 2002. The Audit Committee has considered the services performed by the Company's auditors, as so performed, to be compatible with maintaining the principal accountant's independence.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        Aggregate fees for professional services rendered for the Company by Grant Thornton for the 2003 fiscal year were exclusively for Audit fees in the amount of $125,591. The Audit fees were for professional services rendered for the audit of the Company's annual consolidated financial statements, quarterly reviews and assistance with review of documents filed with the Securities and Exchange Commission.

        Grant Thornton did not render professional services that were Audit Related or for Tax services, including tax compliance and consulting and transaction-related services, for the fiscal years ended August 30, 2003 and August 31, 2002.

ANNUAL REPORT

        The Annual Report to Stockholders (including financial statements) for the fiscal year ended August 30, 2003 is mailed herewith to all stockholders. Copies of the Company's Annual Report on Form 10-K (excluding exhibits) as filed with the Securities and Exchange Commission may be obtained, without charge, by written request to Steven B. Barnett, Executive Vice President and may be found on the Commission's web site at www.sec.gov or at the Company's web site at www.ragshop.com.

OTHER MATTERS

        Management is not aware of any matters to come before the meeting which will require the vote of stockholders other than those matters indicated in the Notice of Meeting and this Proxy Statement. However, if any other matter calling for stockholder action should properly come before the meeting or any adjournments thereof, those persons named as proxies in the enclosed proxy form will vote thereon according to their best judgment.

ADVANCE NOTICE FOR DIRECTOR NOMINATIONS

        The Company's Certificate of Incorporation provides that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or to propose business for consideration at such meeting, notice must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the Annual Meeting. Based on the scheduled meeting date for this year's Annual Meeting, in order for a stockholder to propose director nominations at the 2005 Annual Meeting, the stockholder must deliver notice to the Secretary between October 15 and

November 14, 2004. Any stockholder desiring a copy of the Company's Certificate of Incorporation will be furnished one without charge upon written request to the Secretary.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Stockholder proposals (other than those regarding director nominations as described above) for the 2005 Annual Meeting must be received in writing by the Company on or before September 15, 2004 in order to be considered for inclusion in the Company's proxy material for such meeting.

                      By Order of the Board of Directors
                      /s/ DORIS BERENZWEIG
                      Doris Berenzweig,
                       Secretary

Hawthorne, New Jersey
December 15, 2003

RAG SHOPS, INC.
111 Wagaraw Road
Hawthorne, New Jersey 07506
This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints STANLEY BERENZWEIG and STEVEN B. BARNETT as Proxies, each with power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of the Common Stock of Rag Shops, Inc. held of record by the undersigned on December 10, 2003 at the Annual Meeting of Rag Shops, Inc. Stockholders to be held on January 13, 2004 or any adjournment thereof.

IMPORTANT—PLEASE SIGN AND DATE ON THE BACK OF CARD.
RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY.

IMPORTANT
PLEASE VOTE THE ABOVE PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS.

IF YOUR ADDRESS HAS CHANGED, PLEASE BE SURE TO NOTIFY
THE COMPANY PROMPTLY.

It Is Important That Your Shares Are Represented At This Meeting,
Whether Or Not You Attend In Person.
To Make Sure Your Shares Are Represented,
We Urge You To Complete And Mail This Proxy Card.

If no direction is made, this proxy will be voted FOR Proposals 1 and 2. The Board of Directors recommends a vote FOR all nominees for election as Directors. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

1. Election of Two Directors:	/ /	FOR all nominees	/ /	WITHHELD from all nominees	Stanley Berenzweig, Fred J. Damiano For all nominees listed above, except vote withheld as to the following nominee(s), (if any):
2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending August 28, 2004.
/ / FOR	/ / AGAINST	/ / ABSTAIN

This proxy when properly executed will be voted in the manner directed by the undersigned stockholder.

Signature Title Date
Signature Title Date

Please sign exactly as name appears hereon. Joint owners should each sign. If signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, partnership or other entity, sign in full entity name by authorized person.

QuickLinks

RAG SHOPS, INC. 111 Wagaraw Road Hawthorne, NJ 07506
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD TUESDAY, JANUARY 13, 2004
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS to be held on January 13, 2004
ABOUT THE MEETING
BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
DIRECTORS CONTINUING IN OFFICE AND EXECUTIVE OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
DIRECTORS' MEETINGS
COMMITTEES OF THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
INDEXED RETURNS
DIRECTOR FEES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
RELATIONSHIP WITH INDEPENDENT AUDITORS
PRINCIPAL ACCOUNTANT FEES AND SERVICES
ANNUAL REPORT
OTHER MATTERS
ADVANCE NOTICE FOR DIRECTOR NOMINATIONS
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING